Exhibit 99.2
                         M E M O

TO:    Advantage Marketing Systems, Inc.

FROM:  Joseph B. Williams

DATE:  1/26/01

FAX:   405-419-4945

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In consideration of the Company making an effort to resolve differences,
I agree to withdraw my resignation until Jan. 23, 2001.

January 26, 2001                         J.B. WILLIAMS
----------------                         Joseph B. Williams
Date